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                            OHIO NATIONAL FUND, INC.

                SUPPLEMENT DATED JUNE 30, 2000 TO THE PROSPECTUS
                                DATED MAY 1, 2000


NASDAQ-100 INDEX PORTFOLIO

On page 26, in the second paragraph under this caption, the phrase "National Association OF Securities Dealers Automated Quotation system" is replaced by "Nasdaq Stock Market."

The second paragraph on page 27 is deleted. The portfolio does not invest mostly in small and mid-sized companies because the Nasdaq-100 Index, being capitalization-weighted, concentrates on relatively few stocks and most of those have large market capitalizations.

SMALL CAPITALIZATION COMPANIES

The first sentence under this caption, on page 27, is replaced by the following:

Small capitalization companies generally are understood to include all those publicly traded U.S. companies that are not among the 1,000 largest publicly traded U.S. companies. While the market capitalization of the largest small capitalization companies will vary from time to time, it is presently about $2.2 billion.

INVESTMENT ADVISORY FEES

In the list, on page 38, of effective rates of fees the Fund paid the Adviser in 1999, the rate paid by the International Small Company Portfolio should be 1.00%.

MANAGEMENT OF PORTFOLIOS

The following portfolio managers should be added under the FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP. caption on page 39:

For the INTERNATIONAL portfolio, in addition to Alexandre de Bethmann and Henry Frantzen, the portfolio managers now include John Quartarolo and Stephen Auth. John Quartarolo has been an assistant vice president of Federated Global since January 2000. He joined Federated Global as a senior investment analyst in December 1998. For three years before that, he was an assistant vice president - global securities research & economics for Merrill Lynch, and for three years prior to that he was a ratings analyst for Standard & Poor's. Mr. Quartarolo is a chartered financial analyst. He has a bachelor of business administration degree and a master of business administration degree from Hofstra University.

Stephen Auth joined Federated Global in May 2000 as senior vice president & director of global portfolio management. For fifteen years prior to that, he was employed by Prudential Investments, where he served the last nine of those years as a portfolio manager and was also senior managing director. Mr. Auth is a chartered financial analyst. He has a bachelors degree from Princeton University and a master of business administration degree from Harvard University.

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For the INTERNATIONAL SMALL COMPANY portfolio, in addition to Leorardo Vila and
Henry Frantzen, the portfolio managers now include Regina Chi and Stephen Auth. Regina Chi joined Federated Global in August 1999 as a senior investment analyst. For five years prior to that, she was with Clay Finlay, Inc., where she served as a research analyst for three years and then as a vice president and portfolio manager for two years. Ms. Chi has a bachelors degree in economics and philosophy from Columbia University.

Under the FEDERATED INVESTMENT COUNSELING caption on page 41, David Gilmore replaces Stephen Lehman as a portfolio manager of the EQUITY INCOME portfolio. David Gilmore joined Federated Investment as an investment analyst in 1997 and was promoted to senior investment analyst in 1999. He was a senior associate of Coopers & Lybrand from 1992 to 1995. Mr. Gilmore has a bachelor of science degree from Liberty University and a master of business administration degree from the University of Virginia.